INTEGER HOLDINGS CORPORATION
GRANT OF RESTRICTED STOCK UNITS
The Board of Directors of Integer Holdings Corporation (the “Company”) has authorized and approved the 2011 and 2016 Stock Incentive Plans, and may authorize additional stock incentive plans, as it deems necessary, (collectively, the “Plans” and, individually, a “Plan”), which have been submitted to and approved by the stockholders of the Company. The Plans provide for the grant of restricted stock units to certain employees, non-employee consultants and service providers and non-employee directors of the Company and any Subsidiary of the Company. Pursuant to one or more of the Plans, the Compensation and Organization Committee of the Board of Directors of the Company (the “Committee”) has approved the grant to you of Restricted Stock Units (the “RSUs”) on the terms and subject to the conditions set forth in the applicable Plan and this agreement (the “Award Agreement”). The relevant Plan(s) shall be deemed a part hereof as if fully set forth herein. A copy of each applicable Plan is available from the stock plan administrator’s website (as may be determined by the Company) or may be obtained by request addressed to: Corporate Secretary, Integer Holdings Corporation, 5830 Granite Parkway, Suite 1150, Plano, Texas 75024. Unless the context otherwise requires, all terms defined in the applicable Plan(s) shall have the same meanings when used herein.
1.Grant of Restricted Stock Units. The Company, as a matter of separate inducement and not in lieu of any salary or other compensation for your services, hereby grants to you the number of RSUs set forth on Appendix A, as of the date set forth on Appendix A. In consideration of the grant of the RSUs and consistent with the terms of the applicable Plan, you agree that the RSUs and any proceeds from the sale of such RSUs or the shares of Company Stock or other equity securities delivered on vesting of such RSUs (the “Shares”) are subject to forfeiture and/or repayment, in whole or in part, to the extent provided for in the Integer Holdings Corporation Incentive Compensation Recoupment Policy, as in effect from time to time. In furtherance of the foregoing, you agree hereby to forfeit, reduce or repay the RSUs and any proceeds from the sale of such RSUs or the Shares and to execute any document prepared by the Company to effectuate such forfeiture, reduction or repayment, all to the extent permitted by applicable law.
2.Vesting of Restricted Stock Units. Subject to the terms and conditions of the applicable Plan and this Award Agreement, the RSUs will vest in accordance with the vesting schedule set forth in Appendix A. A certificate or certificates representing the Shares will not be delivered to you unless and until the RSUs have vested and all other terms and conditions in the applicable Plan and this Award Agreement have been satisfied.
3.Termination of Employment. Except as otherwise provided in this Award Agreement, voluntary or involuntary termination of your employment shall affect your rights as set forth in the applicable Plan.
4.Change in Control. If a Change in Control occurs before the date on which the RSUs become fully vested as set forth in Appendix A and while you remain an employee of the

Company or any its Subsidiaries, your rights under this Award Agreement will be affected as follows:
a.For purposes of this Award Agreement, the following terms have the meaning set forth below:
i."Good Reason" will have the meaning given to such term (or term of like import) in any employment agreement or change in control agreement to which you are a party with the Company or any of its Subsidiaries or, if there is no such agreement or the agreement does not include a Good Reason definition, then Good Reason will mean the occurrence of any of the following without your written consent:
A.A material diminution in either your annual base salary or your total annual pay opportunity from that in effect immediately prior to the Change in Control;
B.A material diminution in your authority, duties, or responsibilities from those in effect immediately prior to the Change in Control, including a material adverse change in the person or governing body to whom you report; or
C.A change in your principal work location by at least 50 miles from that in effect immediately prior to the Change in Control.
Notwithstanding the foregoing, Good Reason will be considered to exist only if you provide written notice to the Company or its successor, as applicable, within 90 days of the initial existence of the event constituting Good Reason, the Company or its successor does not cure the event within 30 days after receipt of such written notice, and you actually separate from service within 60 days following the end of the cure period (or, if earlier, within 60 days after you receive written notice from the Company or its successor that it will not cure the event).
ii."Qualifying Replacement Award" means a replacement award that satisfies each of the following requirements:
A.The replacement award consists of restricted stock units covering an equity security of the Company, the surviving corporation, or the ultimate parent of the applicable entity following the Change in Control that is readily tradeable on a major national securities exchange;
B.As of the date of the Change in Control, the equity securities underlying the replacement award have a fair market value (applying the principles for determining Fair Market Value under the Plan) at least equal to the Fair Market Value of the shares of Company Stock underlying the Replaced RSUs;

C.The replacement award's other terms and conditions are not less favorable to you than the terms and conditions set forth in this Award Agreement and the Plan (including the provisions that apply in the event of a subsequent Change in Control); and
D.The replacement award is exempt from or compliant with Section 409A of the Code.
iii."Qualifying Replacement RSUs" means the restricted stock units covered by a Qualifying Replacement Award.
iv.“Replaced RSUs” means the number of RSUs subject to this Award Agreement that have not previously vested and been settled prior to the occurrence of a Change in Control.
b.If you are provided a Qualifying Replacement Award in connection with the Change in Control, the Qualifying Replacement RSUs will vest no later than the dates the Replaced RSUs would have otherwise vested under this Award Agreement and any Qualifying Replacement RSUs will be settled at the time they become vested, subject to your continuous employment with the Company, its subsidiaries, or their respective successors following the Change in Control and through the applicable vesting dates set forth in the Qualifying Replacement Award. If, however, during the 24-month period following the Change in Control you incur a "separation from service" (within the meaning of Section 409A of the Code) on account of your termination without Cause or your resignation for Good Reason, the Qualifying Replacement RSUs (to the extent not previously vested) will become immediately vested and will be settled at the time of your separation from service. A Qualifying Replacement Award may provide for more favorable vesting requirements than the minimum vesting requirements of this Section 4(b).
c.If you are not provided a Qualifying Replacement Award in connection with the Change in Control, you will become fully vested in any RSUs that remain subject to this Award Agreement as of immediately prior to the Change in Control and those RSUs will be settled within two weeks following the Change in Control. When settling the RSUs that become vested on the Change in Control, the Committee may, in its sole discretion, cause such RSUs to be cancelled and for you to be paid, in cash or stock, or any combination thereof, the value of the RSUs based upon the price per share of Company Stock received by stockholders of the Company in the Change in Control.
5.Forfeiture of Restricted Stock Units. The balance of the RSUs that have not vested pursuant to paragraphs 2, 3 or 4 will be automatically forfeited as of the date that your employment with the Company or a Subsidiary terminates for any reason.
6.Non-Transferability of Restricted Stock Units. The RSUs may not be assigned, transferred, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the RSUs, and the levy of any attachment or similar proceeding upon the RSUs, shall be null and void and without effect.

7.Rights as Stockholder. Neither you nor any person claiming under or through you will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to you.
8.Investment Intent. You hereby covenant and agree with the Company that if there does not exist a registration statement on an appropriate form under the Securities Act of 1933, as amended (the “Act”), which registration statement shall be effective and shall include a prospectus which is current with respect to the Shares (i) that you will represent that you are receiving the RSUs for your own account and not with a view to the resale or distribution thereof and (ii) that any subsequent offer for sale or sale of any Shares received on vesting of such RSUs shall be made either pursuant to (x) a registration statement on an appropriate form under the Act, which registration statement shall be effective and shall include a prospectus which is current with respect to the Shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, if requested by the Company, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption.
9.Withholding Taxes. The Company may withhold or cause to be withheld, or require you to remit to the Company, an amount sufficient to satisfy the Company’s (or Subsidiary’s) withholding tax obligation arising by reason of the granting, vesting or payment of the RSUs. Unless otherwise determined by the Committee hereafter, any tax withholding obligations will be satisfied by withholding a number of Shares otherwise deliverable pursuant to this Award Agreement having a Fair Market Value, as of the date as of which the amount of tax withholding is determined, equal to the amount that the Company or Subsidiary determines is necessary to satisfy its withholding obligation.
10.Agreement Subject to the Plan and Other Relevant Agreements. You and the Company agree that this Award Agreement is subject to, and that you and the Company will both be bound by, all terms, conditions, limitations and restrictions contained in the applicable Plan, which shall be controlling in the event of any conflicting or inconsistent provision. To the extent that RSUs subject to this Award Agreement are granted under more than one Plan, then the RSUs granted under a particular Plan will be subject to the terms and conditions of that Plan. Notwithstanding any other provision of this Award Agreement, nothing in this Award Agreement is intended to supersede or modify the treatment of the RSUs as provided for by any employment or change of control agreement, if any, to which you are a party with the Company, except (i) to the extent that the relevant provisions of this Award Agreement are more favorable to you than the relevant provisions of any employment or change of control agreement and (ii) the non-compete obligations under Section 16 and Appendix B of this Award Agreement shall supersede all previous inconsistent non-compete obligations you may have by contract with the Company.

11.Restrictions on Transfer. You acknowledge and agree that the Company may require you, as a condition to the receipt of the RSUs or the certificates representing the Shares, to become bound by any reasonable agreement restricting transfer of the Shares or providing the Company with a right of first purchase or other similar right.
12.No Guarantee of Employment. This award shall not confer upon you any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate your employment or other service at any time.
13.No Guarantee of Tax Consequences. Neither the Company nor any Subsidiary nor the Committee makes any commitment or guarantee that any particular tax treatment will apply or be available under applicable law with respect to this award.
14.Electronic Delivery and Signature. You hereby consent and agree to electronic delivery of any documents, proxy materials, prospectuses, annual reports and other related documents or agreements related to this award. If the Company establishes procedures for an electronic signature system for delivery and acceptance of such materials, you hereby consent to such procedures and that delivery may be effected by a third party engaged by the Company to provide administrative services related to the applicable Plan.
15.Data Privacy. You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement by and among, as applicable, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing your participation in the applicable Plan. You understand that the Company and any employing Subsidiary may hold certain personal information about you, including, but not limited to your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary, details of all RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the exclusive purpose of implementing, administering and managing the Plans (“Personal Data”). You understand that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plans, that these recipients may be located in the country in which you reside, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Personal Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the applicable Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom you may elect to deposit any shares of Company Stock received upon settlement of the RSUs. You understand that Personal Data will be held only as long as is necessary to implement, administer and manage your participation in the Plans. You understand that you may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, without cost, by contacting in writing your local human resources representative. You understand that refusal or withdrawal of consent may affect your ability to realize benefits from the RSUs. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.
16.Restrictive Covenants. As a condition to your receipt of this grant of RSUs, you agree to and reaffirm all continuing obligations and duties you have under any Invention Assignment, Non-Disclosure, Non-Competition, and/or Non-Solicitation Agreement between you and the Company, and any other obligations and duties which you may have to: (a) safeguard the Company’s confidential information; (b) to assign inventions to the Company; (c) avoid competing with the Company; or (d) to avoid soliciting of the Company’s customers, suppliers, or employees, and in addition to all such obligations and duties you further agree to be bound by the obligations and duties set forth in Appendix B hereto. The RSUs granted to you under this Award Agreement would not be granted to you but for your express agreement to and reaffirmation of such continuing obligations and duties, and this grant of RSUs shall constitute additional consideration for all such obligations and duties.
17.Language. If you received this Award Agreement, or any other document related to the Plans translated into a language other than English, and if the translated version is different than the English version, the English version will control.
Please indicate your acceptance of all the terms and conditions of this award including those set forth in this Award Agreement by clicking on the icon below entitled “Accept Your Grant.” Notwithstanding your failure to click on the icon below, your continued employment with the Company or any of its Subsidiaries following the date of this award will be deemed your acceptance of the terms and conditions hereof unless you indicate otherwise to the Company in writing within 10 days following the date hereof.

Very truly yours,
Integer Holdings Corporation

Appendix A
Date of Grant: The date of grant of RSUs granted under this Award Agreement is as set forth on the stock plan administrator’s website as determined by the Company.
Number of RSUs: The number of RSUs granted under this Award Agreement is as set forth on the stock plan administrator’s website as determined by the Company.
Vesting Schedule: One-third of the RSUs will vest on each of the first three anniversaries of the Grant Date.

Appendix B
(NY, TX, CO, MN, NH, PA, TN, VA, GA, FL, KY, MI, IL, OH, NE)

As a condition to your receipt of this grant of RSUs, you covenant and agree to abide by the following Non-Competition covenant, which supersedes and replaces entirely any prior inconsistent Non-Competition covenant that you may have under any Invention Assignment, Non-Disclosure, Non-Competition, and/or Non-Solicitation Agreement or similar agreement between you and the Company.
1.Non-Competition.
i.Restriction on Competitive Activity. As a key employee of the Company who will, by virtue of your employment with the Company, have access to Confidential Information, you recognize that it would cause irreparable harm to the Integer Companies if you were to engage in employment or business that is unfairly competitive with the business of the Integer Companies. Accordingly, you agree that during the Non-Compete Period, you will not, either directly or indirectly, alone or in conjunction with any other person or entity (other than the Integer Companies), engage in any Prohibited Activity. “Prohibited Activity” means performance of any duties that are:
(i) substantially similar to or the same as those which you performed in connection with your employment with any Integer Company; and
(ii) either (A) directly or indirectly relating to or otherwise competitive with any Restricted Product Category products or lines of business; or (B) in any other capacity not limited by product category or line of business within the Integer Companies, e.g. associates who perform corporate functions; and
(iii) for or on behalf of either: (A) any Direct Competitor; or (B) any other person or entity that offers, or plans to offer, products or services that are competitive with the products or services provided by, or under development by, any of the Integer Companies.
In any case, an activity is not a Prohibited Activity unless it is performed anywhere in the sales territory of the Integer Companies. You acknowledge and agree that the job duties you perform for the Company affect the Integer Companies throughout their sales territory. Prohibited Activity also includes activity that may require or inevitably require disclosure of proprietary information or Trade Secrets.
ii.Request for Confirmation. The Company agrees that during the Non-Compete Period, on a case-by-case basis, it will consider a request by you to confirm whether the Company considers a prospective new employer of yours (a “New Employer”) to be a “Direct Competitor” as of the date of the request. The foregoing shall not apply unless you provide the Company with such written request in writing, including the name and address of New Employer, and details about the prospective position to be held by you at least thirty (30) calendar days prior to commencing employment with New Employer.

iii.Tolling. Should you violate any of the terms of the restrictive covenant obligations contained in this Section 1, the obligation at issue will run from the first date on which you cease to be in violation of such obligation.
iv.Definitions. For purposes of this Appendix B, the following definitions apply.
a.Restricted Product Category. “Restricted Product Category” means any or all of the following product categories or lines of business within the Integer Companies to which you provided services or support, or had access to Confidential Information, during the your employment: (1) Cardiac Rhythm Management and Neuromodulation; (2) Cardio & Vascular; (3) Power Solutions; or (4) Electrochem. For avoidance of doubt, associates whose work is not limited by product category or line of business, e.g. associates who perform corporate functions, shall be deemed to have provided services or support, or had access to Confidential Information during employment, relating to all product categories and lines of business within the Integer Companies.
b.Direct Competitor. “Direct Competitor” means, with respect to each Restricted Product Category, a non-Integer Company entity or person (including Associate or an entity owned in whole or in part by Associate) that engages in a line of business that is the same as or similar to or which competes, in whole or in part, with such Restricted Product Category.
c.Non-Compete Period. “Non-Compete Period” means twelve consecutive months immediately following the date that your employment with the Company terminated (1) with Cause1 or (2) pursuant to your voluntary resignation.
d.Integer Companies. “Integer Companies” means the Company, its current subsidiaries, affiliates and any additional corporation, partnership, limited liability company, joint venture or other business entity which becomes a subsidiary or affiliate of Integer in the future.
2.Reasonableness of Limitations. You represent and agree that the restrictive covenants contained in herein are necessary for the protection of the Company’s legitimate business interests and are reasonable in scope and content; the territorial, time and other limitations of this Appendix B are reasonable and properly required for the adequate protection of the business and affairs of the Company, and, in the event that any such territorial, time or other limitation is found to be unreasonable by a court of competent jurisdiction, you agree (a) to the reduction of any said territorial, time or other limitation, or all of them, to the maximum area, period or scope as such court may determine to be reasonable and (b) that all of the other provisions of this Appendix B shall remain valid, binding and in full force and effect.
3.Relief. You acknowledge and agree that a violation of the restrictions contained in Sections 1 of this Appendix B would result in irreparable injury to the Integer Companies for which there would be no adequate remedy at law and, therefore, if you violate, or attempt to violate, any of these restrictions, you consent to any of the Integer Companies’ seeking an
1     For purposes of this Section 1(d)(iv), “Cause” means a material breach of an agreement between you and the Company, gross negligence or willful misconduct in the performance of your duties, dishonesty to the Company, the commission of a felony that results in a conviction of law, or failure to comply with the Company’s policies, procedures, or lawful directives, as determined by the Company in the lawful exercise of its business discretion.

injunction or other equitable relief to prevent you from such violation or attempted violation, in addition to, and not in lieu of, all other remedies available to the Integer Companies in equity or at law.
4.Survival. All of your obligations under this Appendix B will survive the termination of your employment with the Company, regardless of the circumstances of or reason(s) for such termination.
5.Severability. If it is determined by any unit, department or agency of government having jurisdiction, whether federal, state or local, or by a court of competent jurisdiction, that any portion of this Appendix B is invalid, or unenforceable, such determination shall not affect the validity or enforceability of the remainder of this Appendix B or any valid clause of an invalid portion of this Appendix B; and if a restriction provided for in this Appendix B is found by a court of competent jurisdiction to be unenforceable as written, the court shall revise the restriction so as to make it enforceable to protect the Integer Company’s legitimate interest. In this regard, the parties expressly authorize the court to apply, create or modify time, scope or geographic restrictions as needed to make this Appendix B enforceable.

Appendix B
(MA)

As a condition to your receipt of this grant of RSUs, you covenant and agree to abide by the following Non-Competition covenant, which supersedes and replaces entirely any prior inconsistent Non-Competition covenant that you may have under any Invention Assignment, Non-Disclosure, Non-Competition, and/or Non-Solicitation Agreement or similar agreement between you and the Company.
1.Non-Competition.
a.Restriction on Competitive Activity. As a key employee of the Company who will, by virtue of your employment with the Company, have access to Confidential Information, you recognize that it would cause irreparable harm to the Integer Companies if you were to engage in employment or business that is unfairly competitive with the business of the Integer Companies. Accordingly, you agree that during the Non-Compete Period, you will not, either directly or indirectly, alone or in conjunction with any other person or entity (other than the Integer Companies), engage in any Prohibited Activity. “Prohibited Activity” means performance of any duties that are:
(i)substantially similar to or the same as those which you performed in connection with your employment with any Integer Company; and
(ii)either (A) directly or indirectly relating to or otherwise competitive with any Restricted Product Category products or lines of business; or (B) in any other capacity not limited by product category or line of business within the Integer Companies, e.g. associates who perform corporate functions; and
(iii)for or on behalf of either: (A) any Direct Competitor; or (B) any other person or entity that offers, or plans to offer, products or services that are competitive with the products or services provided by, or under development by, any of the Integer Companies.
In any case, an activity is not a Prohibited Activity unless it is performed anywhere in the sales territory of the Integer Companies. You acknowledge and agree that the job duties you perform for the Company affect the Integer Companies throughout their sales territory. Prohibited Activity also includes activity that may require or inevitably require disclosure of proprietary information or Trade Secrets.
b.Request for Confirmation. The Company agrees that during the Non-Compete Period, on a case-by-case basis, it will consider a request by you to confirm whether the Company considers a prospective new employer of yours (a “New Employer”) to be a “Direct Competitor” as of the date of the request. The foregoing shall not apply unless you provide the Company with such written request in writing, including the name and address of New Employer, and details about the prospective position to be held by you at least thirty (30) calendar days prior to commencing employment with New Employer.
c.Tolling. Should you violate any of the terms of the restrictive covenant obligations contained in this Section 1, the obligation at issue will run from the first date on which you cease to be in violation of such obligation.
d.Definitions. For purposes of this Appendix B, the following definitions apply.
(i)Restricted Product Category. “Restricted Product Category” means any or all of the following product categories or lines of business within the Integer Companies to which you provided services or support, or had access to Confidential Information, during the your employment: (1) Cardiac Rhythm Management and Neuromodulation; (2) Cardio & Vascular; (3) Power Solutions; or (4) Electrochem. For avoidance of doubt, associates whose work is not limited by product category or line of business, e.g. associates who perform corporate functions, shall be deemed to have provided services or support, or had access to Confidential Information during employment, relating to all product categories and lines of business within the Integer Companies.
(ii)Direct Competitor. “Direct Competitor” means, with respect to each Restricted Product Category, a non-Integer Company entity or person (including Associate or an entity owned in whole or in part by Associate) that engages in a line of business that is the same as or similar to or which competes, in whole or in part, with such Restricted Product Category.
(iii)Non-Compete Period. “Non-Compete Period” means twelve consecutive months immediately following the date that your employment with the Company terminated (1) with Cause2 or (2) pursuant to your voluntary resignation, or such shorter period as designated by the Company in writing in its sole discretion, during which time you shall be entitled to any post-employment consideration which the Company determines, in its discretion, to pay to you.
(iv)Integer Companies. “Integer Companies” means the Company, its current subsidiaries, affiliates and any additional corporation, partnership, limited liability company, joint venture or other business entity which becomes a subsidiary or affiliate of Integer in the future.
2     For purposes of this Section 1(d)(iv), “Cause” means a material breach of an agreement between you and the Company, gross negligence or willful misconduct in the performance of your duties, dishonesty to the Company, the commission of a felony that results in a conviction of law, or failure to comply with the Company’s policies, procedures, or lawful directives, as determined by the Company in the lawful exercise of its business discretion.

2.Reasonableness of Limitations. You represent and agree that the restrictive covenants contained in herein are necessary for the protection of the Company’s legitimate business interests and are reasonable in scope and content; the territorial, time and other limitations of this Appendix B are reasonable and properly required for the adequate protection of the business and affairs of the Company, and, in the event that any such territorial, time or other limitation is found to be unreasonable by a court of competent jurisdiction, you agree (a) to the reduction of any said territorial, time or other limitation, or all of them, to the maximum area, period or scope as such court may determine to be reasonable and (b) that all of the other provisions of this Appendix B shall remain valid, binding and in full force and effect. You have been advised of your right to consult with legal counsel regarding this Appendix B and the restrictive covenants contained herein and have been afforded an adequate opportunity to do so. You acknowledge that you were provided this Appendix B at least ten (10) days prior to its effective date.
3.Relief. You acknowledge and agree that a violation of the restrictions contained in Sections 1 of this Appendix B would result in irreparable injury to the Integer Companies for which there would be no adequate remedy at law and, therefore, if you violate, or attempt to violate, any of these restrictions, you consent to any of the Integer Companies’ seeking an injunction or other equitable relief to prevent you from such violation or attempted violation, in addition to, and not in lieu of, all other remedies available to the Integer Companies in equity or at law.
4.Survival. All of your obligations under this Appendix B will survive the termination of your employment with the Company, regardless of the circumstances of or reason(s) for such termination.
5.Severability. If it is determined by any unit, department or agency of government having jurisdiction, whether federal, state or local, or by a court of competent jurisdiction, that any portion of this Appendix B is invalid, or unenforceable, such determination shall not affect the validity or enforceability of the remainder of this Appendix B or any valid clause of an invalid portion of this Appendix B; and if a restriction provided for in this Appendix B is found by a court of competent jurisdiction to be unenforceable as written, the court shall revise the restriction so as to make it enforceable to protect the Integer Company’s legitimate interest. In this regard, the parties expressly authorize the court to apply, create or modify time, scope or geographic restrictions as needed to make this Appendix B enforceable.

Appendix B
(Uruguay)

As a condition to your receipt of this grant of RSUs, you covenant and agree to abide by the following Non-Competition covenant, which supersedes and replaces entirely any prior inconsistent Non-Competition covenant that you may have under any Invention Assignment, Non-Disclosure, Non-Competition, and/or Non-Solicitation Agreement or similar agreement between you and the Company.
1.Non-Competition.
a.Restriction on Competitive Activity. As a key employee of the Company who will, by virtue of your employment with the Company, have access to Confidential Information, you recognize that it would cause irreparable harm to the Integer Companies if you were to engage in employment or business that is unfairly competitive with the business of the Integer Companies. Accordingly, you agree that during the Non-Compete Period, you will not, either directly or indirectly, alone or in conjunction with any other person or entity (other than the Integer Companies), engage in any Prohibited Activity. “Prohibited Activity” means performance of any duties that are:
(i)substantially similar to or the same as those which you performed in connection with your employment with any Integer Company; and
(ii)either (A) directly or indirectly relating to or otherwise competitive with any Restricted Product Category products or lines of business; or (B) in any other capacity not limited by product category or line of business within the Integer Companies, e.g. associates who perform corporate functions; and
(iii)for or on behalf of either: (A) any Direct Competitor; or (B) any other person or entity that offers, or plans to offer, products or services that are competitive with the products or services provided by, or under development by, any of the Integer Companies.
In any case, an activity is not a Prohibited Activity unless it is performed anywhere in the sales territory of the Integer Companies. You acknowledge and agree that the job duties you perform for the Company affect the Integer Companies throughout their sales territory. Prohibited Activity also includes activity that may require or inevitably require disclosure of proprietary information or Trade Secrets.
b.Request for Confirmation. The Company agrees that during the Non-Compete Period, on a case-by-case basis, it will consider a request by you to confirm whether the Company considers a prospective new employer of yours (a “New Employer”) to be a “Direct Competitor” as of the date of the request. The foregoing shall not apply unless you provide the Company with such written request in writing, including the name and address of New Employer, and details about the prospective position to be held by you at least thirty (30) calendar days prior to commencing employment with New Employer.
c.Tolling. Should you violate any of the terms of the restrictive covenant obligations contained in this Section 1, the obligation at issue will run from the first date on which you cease to be in violation of such obligation.
d.Definitions. For purposes of this Appendix B, the following definitions apply.
(i)Restricted Product Category. “Restricted Product Category” means any or all of the following product categories or lines of business within the Integer Companies to which you provided services or support, or had access to Confidential Information, during the your employment: (1) Cardiac Rhythm Management and Neuromodulation; (2) Cardio & Vascular; (3) Power Solutions; or (4) Electrochem. For avoidance of doubt, associates whose work is not limited by product category or line of business, e.g. associates who perform corporate functions, shall be deemed to have provided services or support, or had access to Confidential Information during employment, relating to all product categories and lines of business within the Integer Companies.
(ii)Direct Competitor. “Direct Competitor” means, with respect to each Restricted Product Category, a non-Integer Company entity or person (including Associate or an entity owned in whole or in part by Associate) that engages in a line of business that is the same as or similar to or which competes, in whole or in part, with such Restricted Product Category.
(iii)Non-Compete Period. “Non-Compete Period” means twelve consecutive months immediately following the date that your employment with the Company terminated (1) with Cause3 or (2) pursuant to your voluntary resignation.
(iv)Integer Companies. “Integer Companies” means the Company, its current subsidiaries, affiliates and any additional corporation, partnership, limited liability company, joint venture or other business entity which becomes a subsidiary or affiliate of Integer in the future.
2.Reasonableness of Limitations. You represent and agree that the restrictive covenants contained in herein are necessary for the protection of the Company’s legitimate business interests and are reasonable in scope and content; the territorial, time and other limitations of this Appendix B are reasonable and properly required for the adequate protection of the business and affairs of the Company, and, in the event that any such
3     For purposes of this Section 1(d)(iv), “Cause” means a material breach of an agreement between you and the Company, gross negligence or willful misconduct in the performance of your duties, dishonesty to the Company, the commission of a felony that results in a conviction of law, or failure to comply with the Company’s policies, procedures, or lawful directives, as determined by the Company in the lawful exercise of its business discretion.

territorial, time or other limitation is found to be unreasonable by a court of competent jurisdiction, you agree (a) to the reduction of any said territorial, time or other limitation, or all of them, to the maximum area, period or scope as such court may determine to be reasonable and (b) that all of the other provisions of this Appendix B shall remain valid, binding and in full force and effect.
3.Relief. You acknowledge and agree that a violation of the restrictions contained in Sections 1 of this Appendix B would result in irreparable injury to the Integer Companies for which there would be no adequate remedy at law and, therefore, if you violate, or attempt to violate, any of these restrictions, you consent to any of the Integer Companies’ seeking an injunction or other equitable relief to prevent you from such violation or attempted violation, in addition to, and not in lieu of, all other remedies available to the Integer Companies in equity or at law.
4.Survival. All of your obligations under this Appendix B will survive the termination of your employment with the Company, regardless of the circumstances of or reason(s) for such termination.
5.Severability. If it is determined by any unit, department or agency of government having jurisdiction, whether federal, state or local, or by a court of competent jurisdiction, that any portion of this Appendix B is invalid, or unenforceable, such determination shall not affect the validity or enforceability of the remainder of this Appendix B or any valid clause of an invalid portion of this Appendix B; and if a restriction provided for in this Appendix B is found by a court of competent jurisdiction to be unenforceable as written, the court shall revise the restriction so as to make it enforceable to protect the Integer Company’s legitimate interest. In this regard, the parties expressly authorize the court to apply, create or modify time, scope or geographic restrictions as needed to make this Appendix B enforceable.

Appendix B
(Malaysia)

As a condition to your receipt of this grant of RSUs, you covenant and agree to abide by the following Non-Competition covenant, which supersedes and replaces entirely any prior inconsistent Non-Competition covenant that you may have under any Invention Assignment, Non-Disclosure, Non-Competition, and/or Non-Solicitation Agreement or similar agreement between you and the Company. For purposes of this Appendix B, the term “Company” includes, but is not limited to, Lake Region Medical Sdn. Bhd.

1.Non-Competition.
a.Restriction on Competitive Activity. As a key employee of the Company who will, by virtue of your employment with the Company, have access to Confidential Information, you recognize that it would cause irreparable harm to the Integer Companies if you were to engage in employment or business that is unfairly competitive with the business of the Integer Companies. Accordingly, you agree that during the Non-Compete Period, you will not, either directly or indirectly, alone or in conjunction with any other person or entity (other than the Integer Companies), engage in any Prohibited Activity. “Prohibited Activity” means performance of any duties that are:
(i)substantially similar to or the same as those which you performed in connection with your employment with any Integer Company; and
(ii)either (A) directly or indirectly relating to or otherwise competitive with any Restricted Product Category products or lines of business; or (B) in any other capacity not limited by product category or line of business within the Integer Companies, e.g. associates who perform corporate functions; and
(iii)for or on behalf of either: (A) any Direct Competitor; or (B) any other person or entity that offers, or plans to offer, products or services that are competitive with the products or services provided by, or under development by, any of the Integer Companies.
In any case, an activity is not a Prohibited Activity unless it is performed anywhere in the sales territory of the Integer Companies. You acknowledge and agree that the job duties you perform for the Company affect the Integer Companies throughout their sales territory. Prohibited Activity also includes activity that may require or inevitably require disclosure of proprietary information or Trade Secrets.
b.Request for Confirmation. The Company agrees that during the Non-Compete Period, on a case-by-case basis, it will consider a request by you to confirm whether the Company considers a prospective new employer of yours (a “New Employer”) to be a “Direct Competitor” as of the date of the request. The foregoing shall not apply unless you provide the Company with such written request in writing, including the name and address of New Employer, and details about the prospective position to be held by you at least thirty (30) calendar days prior to commencing employment with New Employer.
c.Tolling. Should you violate any of the terms of the restrictive covenant obligations contained in this Section 1, the obligation at issue will run from the first date on which you cease to be in violation of such obligation.
d.Definitions. For purposes of this Appendix B, the following definitions apply.
(i)Restricted Product Category. “Restricted Product Category” means any or all of the following product categories or lines of business within the Integer Companies to which you provided services or support, or had access to Confidential Information, during the your employment: (1) Cardiac Rhythm Management and Neuromodulation; (2) Cardio & Vascular; (3) Power Solutions; or (4) Electrochem. For avoidance of doubt, associates whose work is not limited by product category or line of business, e.g. associates who perform corporate functions, shall be deemed to have provided services or support, or had access to Confidential Information during employment, relating to all product categories and lines of business within the Integer Companies.
(ii)Direct Competitor. “Direct Competitor” means, with respect to each Restricted Product Category, a non-Integer Company entity or person (including Associate or an entity owned in whole or in part by Associate) that engages in a line of business that is the same as or similar to or which competes, in whole or in part, with such Restricted Product Category.
(iii)Non-Compete Period. “Non-Compete Period” means twelve consecutive months immediately following the date that your employment with the Company terminated (1) with Cause4 or (2) pursuant to your voluntary resignation.
(iv)Integer Companies. “Integer Companies” means the Company, its current subsidiaries, affiliates and any additional corporation, partnership, limited liability company, joint venture or other business entity which becomes a subsidiary or affiliate of Integer in the future.
2.Reasonableness of Limitations. You represent and agree that the restrictive covenants contained in herein are necessary for the protection of Employer’s legitimate business interests, are fair and reasonable in scope and content and are no greater than is necessary for the protection of the proprietary interests of the Integer Companies; the territorial, time and other limitations of this Appendix B are reasonable and properly required for the
4     For purposes of this Section 1(d)(iv), “Cause” means a material breach of an agreement between you and the Company, gross negligence or willful misconduct in the performance of your duties, dishonesty to the Company, the commission of a felony that results in a conviction of law, or failure to comply with the Company’s policies, procedures, or lawful directives, as determined by the Company in the lawful exercise of its business discretion.

adequate protection of the business and affairs of the Company, and, in the event that any such territorial, time or other limitation is found to be unreasonable by a court of competent jurisdiction, you agree (a) to the reduction of any said territorial, time or other limitation, or all of them, to the maximum area, period or scope as such court may determine to be reasonable and (b) that all of the other provisions of this Appendix B shall remain valid, binding and in full force and effect.
3.Relief. You acknowledge and agree that a violation of the restrictions contained in Sections 1 of this Appendix B would result in irreparable injury to the Integer Companies for which there would be no adequate remedy at law and, therefore, if you violate, or attempt to violate, any of these restrictions, you consent to any of the Integer Companies’ seeking an injunction or other equitable relief to prevent you from such violation or attempted violation, in addition to, and not in lieu of, all other remedies available to the Integer Companies in equity or at law.
4.Term and Survival. The Term of this Appendix B shall commence on the date it is executed by both parties and terminate on the termination or expiry date of your employment by the Company. All of your obligations under this Appendix B will survive the termination of your employment by the Company, regardless of the circumstances of or reason(s) for such termination.
5.Severability. If it is determined by any unit, department or agency of government having jurisdiction, whether federal, state or local, or by a court of competent jurisdiction, that any portion of this Appendix B is invalid, or unenforceable, such determination shall not affect the validity or enforceability of the remainder of this Appendix B or any valid clause of an invalid portion of this Appendix B; and if a restriction provided for in this Appendix B is found by a court of competent jurisdiction to be unenforceable as written, the court shall revise the restriction so as to make it enforceable to protect the Integer Company’s legitimate interest. In this regard, the parties expressly authorize the court to apply, create or modify time, scope or geographic restrictions as needed to make this Appendix B enforceable.
6.Costs. Each party shall respectively bear its own costs incidental to the preparation and completion of this Agreement. The stamp duties payable in respect of this Appendix B (including any penalties) shall be borne and paid by you.

Appendix B
(Switzerland)

As a condition to your receipt of this grant of RSUs, you covenant and agree to abide by the following Non-Competition covenant, which supersedes and replaces entirely any prior inconsistent Non-Competition covenant that you may have under any Invention Assignment, Non-Disclosure, Non-Competition, and/or Non-Solicitation Agreement or similar agreement between you and the Company.

1.Non-Competition.
a.Restriction on Competitive Activity. As a key employee of the Company who will, by virtue of your employment with the Company, have access to Confidential Information, you recognize that it would cause irreparable harm to the Integer Companies if you were to engage in employment or business that is unfairly competitive with the business of the Integer Companies. Accordingly, you agree that during the Non-Compete Period, you will not, either directly or indirectly, alone or in conjunction with any other person or entity (other than the Integer Companies), engage in any Prohibited Activity. “Prohibited Activity” means performance of any duties that are:
(i)substantially similar to or the same as those which you performed in connection with your employment with any Integer Company; and
(ii)either (A) directly or indirectly relating to or otherwise competitive with any Restricted Product Category products or lines of business; or (B) in any other capacity not limited by product category or line of business within the Integer Companies, e.g. associates who perform corporate functions; and
(iii)for or on behalf of either: (A) any Direct Competitor; or (B) any other person or entity that offers, or plans to offer, products or services that are competitive with the products or services provided by, or under development by, any of the Integer Companies.
In any case, an activity is not a Prohibited Activity unless it is performed anywhere in the sales territory of the Integer Companies. You acknowledge and agree that the job duties you perform for the Company affect the Integer Companies throughout their sales territory. Prohibited Activity also includes activity that may require or inevitably require disclosure of proprietary information or Trade Secrets.
b.Request for Confirmation. The Company agrees that during the Non-Compete Period, on a case-by-case basis, it will consider a request by you to confirm whether the Company considers a prospective new employer of yours (a “New Employer”) to be a “Direct Competitor” as of the date of the request. The foregoing shall not apply unless you provide the Company with such written request in writing, including the name and address of New Employer, and details about the prospective position to be held by you at least thirty (30) calendar days prior to commencing employment with New Employer.
c.Tolling. Should you violate any of the terms of the restrictive covenant obligations contained in this Section 1, the obligation at issue will run from the first date on which you cease to be in violation of such obligation.
d.Definitions. For purposes of this Appendix B, the following definitions apply.
(i)Restricted Product Category. “Restricted Product Category” means any or all of the following product categories or lines of business within the Integer Companies to which you provided services or support, or had access to Confidential Information, during the your employment: (1) Cardiac Rhythm Management and Neuromodulation; (2) Cardio & Vascular; (3) Power Solutions; or (4) Electrochem. For avoidance of doubt, associates whose work is not limited by product category or line of business, e.g. associates who perform corporate functions, shall be deemed to have provided services or support, or had access to Confidential Information during employment, relating to all product categories and lines of business within the Integer Companies.
(ii)Direct Competitor. “Direct Competitor” means, with respect to each Restricted Product Category, a non-Integer Company entity or person (including Associate or an entity owned in whole or in part by Associate) that engages in a line of business that is the same as or similar to or which competes, in whole or in part, with such Restricted Product Category.
(iii)Non-Compete Period. “Non-Compete Period” means twelve consecutive months immediately following the date that your employment with the Company terminated (1) with Cause5 or (2) pursuant to your voluntary resignation.
(iv)Integer Companies. “Integer Companies” means the Company, its current subsidiaries, affiliates and any additional corporation, partnership, limited liability company, joint venture or other business entity which becomes a subsidiary or affiliate of Integer in the future.
2.Reasonableness of Limitations. You represent and agree that the restrictive covenants contained in herein are necessary for the protection of the Company’s legitimate business interests and are reasonable in scope and content; the territorial, time and other limitations of this Appendix B are reasonable and properly required for the adequate protection of the business and affairs of the Company, and, in the event that any such
5     For purposes of this Section 1(d)(iv), “Cause” means a material breach of an agreement between you and the Company, gross negligence or willful misconduct in the performance of your duties, dishonesty to the Company, the commission of a felony that results in a conviction of law, or failure to comply with the Company’s policies, procedures, or lawful directives, as determined by the Company in the lawful exercise of its business discretion.

territorial, time or other limitation is found to be unreasonable by a court of competent jurisdiction, you agree (a) to the reduction of any said territorial, time or other limitation, or all of them, to the maximum area, period or scope as such court may determine to be reasonable and (b) that all of the other provisions of this Appendix B shall remain valid, binding and in full force and effect.
3.Relief. You acknowledge and agree that a violation of the restrictions contained in Sections 1 of this Appendix B would result in irreparable injury to the Integer Companies for which there would be no adequate remedy at law and, therefore, if you violate, or attempt to violate, any of these restrictions, you consent to any of the Integer Companies’ seeking an injunction or other equitable relief to prevent you from such violation or attempted violation, in addition to, and not in lieu of, all other remedies available to the Integer Companies in equity or at law.
4.Survival. All of your obligations under this Appendix B will survive the termination of your employment with the Company, regardless of the circumstances of or reason(s) for such termination.
5.Severability. If it is determined by any unit, department or agency of government having jurisdiction, whether federal, state or local, or by a court of competent jurisdiction, that any portion of this Appendix B is invalid, or unenforceable, such determination shall not affect the validity or enforceability of the remainder of this Appendix B or any valid clause of an invalid portion of this Appendix B; and if a restriction provided for in this Appendix B is found by a court of competent jurisdiction to be unenforceable as written, the court shall revise the restriction so as to make it enforceable to protect the Integer Company’s legitimate interest. In this regard, the parties expressly authorize the court to apply, create or modify time, scope or geographic restrictions as needed to make this Appendix B enforceable.

Appendix B
(Ireland – Brivant Limited)

As a condition to your receipt of this grant of RSUs, you covenant and agree to abide by the following Non-Competition covenant, which supersedes and replaces entirely any prior inconsistent Non-Competition covenant that you may have under any Invention Assignment, Non-Disclosure, Non-Competition, and/or Non-Solicitation Agreement or similar agreement between you and the Company. For purposes of this Appendix B, the term “Company” includes, but is not limited to, Brivant Limited.

1.Non-Competition.
a.Restriction on Competitive Activity. As a key employee of the Company who will, by virtue of your employment with the Company, have access to Confidential Information, you recognize that it would cause irreparable harm to the Integer Companies if you were to engage in employment or business that is unfairly competitive with the business of the Integer Companies. Accordingly, you agree that during the Non-Compete Period, you will not, either directly or indirectly, alone or in conjunction with any other person or entity (other than the Integer Companies), engage in any Prohibited Activity. “Prohibited Activity” means performance of any duties that are:
(i)substantially similar to or the same as those which you performed in connection with your employment with any Integer Company; and
(ii)either (A) directly or indirectly relating to or otherwise competitive with any Restricted Product Category products or lines of business; or (B) in any other capacity not limited by product category or line of business within the Integer Companies, e.g. associates who perform corporate functions; and
(iii)for or on behalf of either: (A) any Direct Competitor; or (B) any other person or entity that offers, or plans to offer, products or services that are competitive with the products or services provided by, or under development by, any of the Integer Companies.
In any case, an activity is not a Prohibited Activity unless it is performed anywhere in the sales territory of the Integer Companies. You acknowledge and agree that the job duties you perform for the Company affect the Integer Companies throughout their sales territory. Prohibited Activity also includes activity that may require or inevitably require disclosure of proprietary information or Trade Secrets.
b.Request for Confirmation. The Company agrees that during the Non-Compete Period, on a case-by-case basis, it will consider a request by you to confirm whether the Company considers a prospective new employer of yours (a “New Employer”) to be a “Direct Competitor” as of the date of the request. The foregoing shall not apply unless you provide the Company with such written request in writing, including the name and address of New Employer, and details about the prospective position to be held by you at least thirty (30) calendar days prior to commencing employment with New Employer.
c.Tolling. Should you violate any of the terms of the restrictive covenant obligations contained in this Section 1, the obligation at issue will run from the first date on which you cease to be in violation of such obligation.
d.Definitions. For purposes of this Appendix B, the following definitions apply.
(i)Restricted Product Category. “Restricted Product Category” means any or all of the following product categories or lines of business within the Integer Companies to which you provided services or support, or had access to Confidential Information, during the your employment: (1) Cardiac Rhythm Management and Neuromodulation; (2) Cardio & Vascular; (3) Power Solutions; or (4) Electrochem. For avoidance of doubt, associates whose work is not limited by product category or line of business, e.g. associates who perform corporate functions, shall be deemed to have provided services or support, or had access to Confidential Information during employment, relating to all product categories and lines of business within the Integer Companies.
(ii)Direct Competitor. “Direct Competitor” means, with respect to each Restricted Product Category, a non-Integer Company entity or person (including Associate or an entity owned in whole or in part by Associate) that engages in a line of business that is the same as or similar to or which competes, in whole or in part, with such Restricted Product Category.
(iii)Non-Compete Period. “Non-Compete Period” means twelve consecutive months immediately following the date that your employment with the Company terminated (1) with Cause6 or (2) pursuant to your voluntary resignation.
(iv)Integer Companies. “Integer Companies” means the Company, its current subsidiaries, affiliates and any additional corporation, partnership, limited liability company, joint venture or other business entity which becomes a subsidiary or affiliate of Integer in the future.
2.Reasonableness of Limitations. You represent and agree that the restrictive covenants contained in herein are necessary for the protection of the Company’s legitimate business interests and are reasonable in scope and content; the territorial, time and other limitations of this Appendix B are reasonable and properly required for the adequate protection of the business and affairs of the Company, and, in the event that any such
6     For purposes of this Section 1(d)(iv), “Cause” means a material breach of an agreement between you and the Company, gross negligence or willful misconduct in the performance of your duties, dishonesty to the Company, the commission of a felony that results in a conviction of law, or failure to comply with the Company’s policies, procedures, or lawful directives, as determined by the Company in the lawful exercise of its business discretion.

territorial, time or other limitation is found to be unreasonable by a court of competent jurisdiction, you agree (a) to the reduction of any said territorial, time or other limitation, or all of them, to the maximum area, period or scope as such court may determine to be reasonable and (b) that all of the other provisions of this Appendix B shall remain valid, binding and in full force and effect.
3.Relief. You acknowledge and agree that a violation of the restrictions contained in Sections 1 of this Appendix B would result in irreparable injury to the Integer Companies for which there would be no adequate remedy at law and, therefore, if you violate, or attempt to violate, any of these restrictions, you consent to any of the Integer Companies’ seeking an injunction or other equitable relief to prevent you from such violation or attempted violation, in addition to, and not in lieu of, all other remedies available to the Integer Companies in equity or at law.
4.Survival. All of your obligations under this Appendix B will survive the termination of your employment with the Company, regardless of the circumstances of or reason(s) for such termination.
5.Severability. If it is determined by any unit, department or agency of government having jurisdiction, whether federal, state or local, or by a court of competent jurisdiction, that any portion of this Appendix B is invalid, or unenforceable, such determination shall not affect the validity or enforceability of the remainder of this Appendix B or any valid clause of an invalid portion of this Appendix B; and if a restriction provided for in this Appendix B is found by a court of competent jurisdiction to be unenforceable as written, the court shall revise the restriction so as to make it enforceable to protect the Integer Company’s legitimate interest. In this regard, the parties expressly authorize the court to apply, create or modify time, scope or geographic restrictions as needed to make this Appendix B enforceable.

Appendix B
(Ireland – Lake Region Medical Limited)

As a condition to your receipt of this grant of RSUs, you covenant and agree to abide by the following Non-Competition covenant, which supersedes and replaces entirely any prior inconsistent Non-Competition covenant that you may have under any Invention Assignment, Non-Disclosure, Non-Competition, and/or Non-Solicitation Agreement or similar agreement between you and the Company. For purposes of this Appendix B, the term “Company” includes, but is not limited to, Lake Region Medical Limited.

1.Non-Competition.
a.Restriction on Competitive Activity. As a key employee of the Company who will, by virtue of your employment with the Company, have access to Confidential Information, you recognize that it would cause irreparable harm to the Integer Companies if you were to engage in employment or business that is unfairly competitive with the business of the Integer Companies. Accordingly, you agree that during the Non-Compete Period, you will not, either directly or indirectly, alone or in conjunction with any other person or entity (other than the Integer Companies), engage in any Prohibited Activity. “Prohibited Activity” means performance of any duties that are:
(i)substantially similar to or the same as those which you performed in connection with your employment with any Integer Company; and
(ii)either (A) directly or indirectly relating to or otherwise competitive with any Restricted Product Category products or lines of business; or (B) in any other capacity not limited by product category or line of business within the Integer Companies, e.g. associates who perform corporate functions; and
(iii)for or on behalf of either: (A) any Direct Competitor; or (B) any other person or entity that offers, or plans to offer, products or services that are competitive with the products or services provided by, or under development by, any of the Integer Companies.
In any case, an activity is not a Prohibited Activity unless it is performed anywhere in the sales territory of the Integer Companies. You acknowledge and agree that the job duties you perform for the Company affect the Integer Companies throughout their sales territory. Prohibited Activity also includes activity that may require or inevitably require disclosure of proprietary information or Trade Secrets.
b.Request for Confirmation. The Company agrees that during the Non-Compete Period, on a case-by-case basis, it will consider a request by you to confirm whether the Company considers a prospective new employer of yours (a “New Employer”) to be a “Direct Competitor” as of the date of the request. The foregoing shall not apply unless you provide the Company with such written request in writing, including the name and address of New Employer, and details about the prospective position to be held by you at least thirty (30) calendar days prior to commencing employment with New Employer.
c.Tolling. Should you violate any of the terms of the restrictive covenant obligations contained in this Section 1, the obligation at issue will run from the first date on which you cease to be in violation of such obligation.
d.Definitions. For purposes of this Appendix B, the following definitions apply.
(i)Restricted Product Category. “Restricted Product Category” means any or all of the following product categories or lines of business within the Integer Companies to which you provided services or support, or had access to Confidential Information, during the your employment: (1) Cardiac Rhythm Management and Neuromodulation; (2) Cardio & Vascular; (3) Power Solutions; or (4) Electrochem. For avoidance of doubt, associates whose work is not limited by product category or line of business, e.g. associates who perform corporate functions, shall be deemed to have provided services or support, or had access to Confidential Information during employment, relating to all product categories and lines of business within the Integer Companies.
(ii)Direct Competitor. “Direct Competitor” means, with respect to each Restricted Product Category, a non-Integer Company entity or person (including Associate or an entity owned in whole or in part by Associate) that engages in a line of business that is the same as or similar to or which competes, in whole or in part, with such Restricted Product Category.
(iii)Non-Compete Period. “Non-Compete Period” means twelve consecutive months immediately following the date that your employment with the Company terminated (1) with Cause7 or (2) pursuant to your voluntary resignation.
(iv)Integer Companies. “Integer Companies” means the Company, its current subsidiaries, affiliates and any additional corporation, partnership, limited liability company, joint venture or other business entity which becomes a subsidiary or affiliate of Integer in the future.
2.Reasonableness of Limitations. You represent and agree that the restrictive covenants contained in herein are necessary for the protection of the Company’s legitimate business interests and are reasonable in scope and content; the territorial, time and other limitations of this Appendix B are reasonable and properly required for the adequate protection of the business and affairs of the Company, and, in the event that any such
7     For purposes of this Section 1(d)(iv), “Cause” means a material breach of an agreement between you and the Company, gross negligence or willful misconduct in the performance of your duties, dishonesty to the Company, the commission of a felony that results in a conviction of law, or failure to comply with the Company’s policies, procedures, or lawful directives, as determined by the Company in the lawful exercise of its business discretion.

territorial, time or other limitation is found to be unreasonable by a court of competent jurisdiction, you agree (a) to the reduction of any said territorial, time or other limitation, or all of them, to the maximum area, period or scope as such court may determine to be reasonable and (b) that all of the other provisions of this Appendix B shall remain valid, binding and in full force and effect.
3.Relief. You acknowledge and agree that a violation of the restrictions contained in Sections 1 of this Appendix B would result in irreparable injury to the Integer Companies for which there would be no adequate remedy at law and, therefore, if you violate, or attempt to violate, any of these restrictions, you consent to any of the Integer Companies’ seeking an injunction or other equitable relief to prevent you from such violation or attempted violation, in addition to, and not in lieu of, all other remedies available to the Integer Companies in equity or at law.
4.Survival. All of your obligations under this Appendix B will survive the termination of your employment with the Company, regardless of the circumstances of or reason(s) for such termination.
5.Severability. If it is determined by any unit, department or agency of government having jurisdiction, whether federal, state or local, or by a court of competent jurisdiction, that any portion of this Appendix B is invalid, or unenforceable, such determination shall not affect the validity or enforceability of the remainder of this Appendix B or any valid clause of an invalid portion of this Appendix B; and if a restriction provided for in this Appendix B is found by a court of competent jurisdiction to be unenforceable as written, the court shall revise the restriction so as to make it enforceable to protect the Integer Company’s legitimate interest. In this regard, the parties expressly authorize the court to apply, create or modify time, scope or geographic restrictions as needed to make this Appendix B enforceable.

Appendix B
(Israel)

As a condition to your receipt of this grant of RSUs, you covenant and agree to abide by the following Non-Competition covenant, which supersedes and replaces entirely any prior inconsistent Non-Competition covenant that you may have under any Invention Assignment, Non-Disclosure, Non-Competition, and/or Non-Solicitation Agreement or similar agreement between you and the Company.

1.Non-Competition.
a.Restriction on Competitive Activity. As a key employee of the Company who will, by virtue of your employment with the Company, have access to Confidential Information, you recognize that it would cause irreparable harm to the Integer Companies if you were to engage in employment or business that is unfairly competitive with the business of the Integer Companies. Accordingly, you agree that during the Non-Compete Period, you will not, either directly or indirectly, alone or in conjunction with any other person or entity (other than the Integer Companies), engage in any Prohibited Activity. “Prohibited Activity” means performance of any duties that are:
(i)substantially similar to or the same as those which you performed in connection with your employment with any Integer Company; and
(ii)either (A) directly or indirectly relating to or otherwise competitive with any Restricted Product Category products or lines of business; or (B) in any other capacity not limited by product category or line of business within the Integer Companies, e.g. associates who perform corporate functions; and
(iii)for or on behalf of either: (A) any Direct Competitor; or (B) any other person or entity that offers, or plans to offer, products or services that are competitive with the products or services provided by, or under development by, any of the Integer Companies.
In any case, an activity is not a Prohibited Activity unless it is performed anywhere in the sales territory of the Integer Companies. You acknowledge and agree that the job duties you perform for the Company affect the Integer Companies throughout their sales territory. Prohibited Activity also includes activity that may require or inevitably require disclosure of proprietary information or Trade Secrets.
b.Request for Confirmation. The Company agrees that during the Non-Compete Period, on a case-by-case basis, it will consider a request by you to confirm whether the Company considers a prospective new employer of yours (a “New Employer”) to be a “Direct Competitor” as of the date of the request. The foregoing shall not apply unless you provide the Company with such written request in writing, including the name and address of New Employer, and details about the prospective position to be held by you at least thirty (30) calendar days prior to commencing employment with New Employer.
c.Tolling. Should you violate any of the terms of the restrictive covenant obligations contained in this Section 1, the obligation at issue will run from the first date on which you cease to be in violation of such obligation.
d.Definitions. For purposes of this Appendix B, the following definitions apply.
(i)Restricted Product Category. “Restricted Product Category” means any or all of the following product categories or lines of business within the Integer Companies to which you provided services or support, or had access to Confidential Information, during the your employment: (1) Cardiac Rhythm Management and Neuromodulation; (2) Cardio & Vascular; (3) Power Solutions; or (4) Electrochem. For avoidance of doubt, associates whose work is not limited by product category or line of business, e.g. associates who perform corporate functions, shall be deemed to have provided services or support, or had access to Confidential Information during employment, relating to all product categories and lines of business within the Integer Companies.
(ii)Direct Competitor. “Direct Competitor” means, with respect to each Restricted Product Category, a non-Integer Company entity or person (including Associate or an entity owned in whole or in part by Associate) that engages in a line of business that is the same as or similar to or which competes, in whole or in part, with such Restricted Product Category.
(iii)Non-Compete Period. “Non-Compete Period” means twelve consecutive months immediately following the date that your employment with the Company terminated (1) with Cause8 or (2) pursuant to your voluntary resignation.
(iv)Integer Companies. “Integer Companies” means the Company, its current subsidiaries, affiliates and any additional corporation, partnership, limited liability company, joint venture or other business entity which becomes a subsidiary or affiliate of Integer in the future.
2.Reasonableness of Limitations. You represent and agree that the restrictive covenants contained in herein are necessary for the protection of the Company’s legitimate business interests and are reasonable in scope and content, especially given the compensation, including equity, you are entitled to receive from Integer Companies, which has been calculated to include special consideration for the undertakings hereunder; the territorial,
8     For purposes of this Section 1(d)(iv), “Cause” means a material breach of an agreement between you and the Company, gross negligence or willful misconduct in the performance of your duties, dishonesty to the Company, the commission of a felony that results in a conviction of law, or failure to comply with the Company’s policies, procedures, or lawful directives, as determined by the Company in the lawful exercise of its business discretion.

time and other limitations of this Appendix B are reasonable and properly required for the adequate protection of the business and affairs of the Company, and, in the event that any such territorial, time or other limitation is found to be unreasonable by a court of competent jurisdiction, you agree (a) to the reduction of any said territorial, time or other limitation, or all of them, to the maximum area, period or scope as such court may determine to be reasonable and (b) that all of the other provisions of this Appendix B shall remain valid, binding and in full force and effect.
3.Relief. You acknowledge and agree that a violation of the restrictions contained in Sections 1 of this Appendix B would result in irreparable injury to the Integer Companies for which there would be no adequate remedy at law and, therefore, if you violate, or attempt to violate, any of these restrictions, you consent to any of the Integer Companies’ seeking an injunction or other equitable relief to prevent you from such violation or attempted violation, in addition to, and not in lieu of, all other remedies available to the Integer Companies in equity or at law.
4.Survival. All of your obligations under this Appendix B will survive the termination of your employment with the Company, regardless of the circumstances of or reason(s) for such termination.
5.Severability. If it is determined by any unit, department or agency of government having jurisdiction, whether federal, state or local, or by a court of competent jurisdiction, that any portion of this Appendix B is invalid, or unenforceable, such determination shall not affect the validity or enforceability of the remainder of this Appendix B or any valid clause of an invalid portion of this Appendix B; and if a restriction provided for in this Appendix B is found by a court of competent jurisdiction to be unenforceable as written, the court shall revise the restriction so as to make it enforceable to protect the Integer Company’s legitimate interest. In this regard, the parties expressly authorize the court to apply, create or modify time, scope or geographic restrictions as needed to make this Appendix B enforceable.

Appendix B
(Mexico)

As a condition to your receipt of this grant of RSUs, you covenant and agree to abide by the following Non-Competition covenant, which supersedes and replaces entirely any prior inconsistent Non-Competition covenant that you may have under any Invention Assignment, Non-Disclosure, Non-Competition, and/or Non-Solicitation Agreement or similar agreement between you and the Company.
1.Non-Competition.
a.Restriction on Competitive Activity. As a key employee of the Company who will, by virtue of your employment with the Company, have access to Confidential Information, you recognize that it would cause irreparable harm to the Integer Companies if you were to engage in employment or business that is unfairly competitive with the business of the Integer Companies. Accordingly, you agree that during the Non-Compete Period, you will not, either directly or indirectly, alone or in conjunction with any other person or entity (other than the Integer Companies), engage in any Prohibited Activity. “Prohibited Activity” means performance of any duties that are:
(i)substantially similar to or the same as those which you performed in connection with your employment with any Integer Company; and
(ii)either (A) directly or indirectly relating to or otherwise competitive with any Restricted Product Category products or lines of business; or (B) in any other capacity not limited by product category or line of business within the Integer Companies, e.g. associates who perform corporate functions; and
(iii)for or on behalf of either: (A) any Direct Competitor; or (B) any other person or entity that offers, or plans to offer, products or services that are competitive with the products or services provided by, or under development by, any of the Integer Companies.
In any case, an activity is not a Prohibited Activity unless it is performed anywhere in the sales territory of the Integer Companies. You acknowledge and agree that the job duties you perform for the Company affect the Integer Companies throughout their sales territory. Prohibited Activity also includes activity that may require or inevitably require disclosure of proprietary information or Trade Secrets.
b.Request for Confirmation. The Company agrees that during the Non-Compete Period, on a case-by-case basis, it will consider a request by you to confirm whether the Company considers a prospective new employer of yours (a “New Employer”) to be a “Direct Competitor” as of the date of the request. The foregoing shall not apply unless you provide the Company with such written request in writing, including the name and address of New Employer, and details about the prospective position to be held by you at least thirty (30) calendar days prior to commencing employment with New Employer.
c.Tolling. Should you violate any of the terms of the restrictive covenant obligations contained in this Section 1, the obligation at issue will run from the first date on which you cease to be in violation of such obligation.
d.Definitions. For purposes of this Appendix B, the following definitions apply.
(i)Restricted Product Category. “Restricted Product Category” means any or all of the following product categories or lines of business within the Integer Companies to which you provided services or support, or had access to Confidential Information, during the your employment: (1) Cardiac Rhythm Management and Neuromodulation; (2) Cardio & Vascular; (3) Power Solutions; or (4) Electrochem. For avoidance of doubt, associates whose work is not limited by product category or line of business, e.g. associates who perform corporate functions, shall be deemed to have provided services or support, or had access to Confidential Information during employment, relating to all product categories and lines of business within the Integer Companies.
(ii)Direct Competitor. “Direct Competitor” means, with respect to each Restricted Product Category, a non-Integer Company entity or person (including Associate or an entity owned in whole or in part by Associate) that engages in a line of business that is the same as or similar to or which competes, in whole or in part, with such Restricted Product Category.
(iii)Non-Compete Period. “Non-Compete Period” means twelve consecutive months immediately following the date that your employment with the Company terminated (1) with Cause9 or (2) pursuant to your voluntary resignation.
(iv)Integer Companies. “Integer Companies” means the Company, its current subsidiaries, affiliates and any additional corporation, partnership, limited liability company, joint venture or other business entity which becomes a subsidiary or affiliate of Integer in the future.
2.Reasonableness of Limitations. You represent and agree that the restrictive covenants contained in herein are necessary for the protection of the Company’s legitimate business interests and are reasonable in scope and content; the territorial, time and other limitations of this Appendix B are reasonable and properly required for the adequate
9     For purposes of this Section 1(d)(iv), “Cause” means a material breach of an agreement between you and the Company, gross negligence or willful misconduct in the performance of your duties, dishonesty to the Company, the commission of a felony that results in a conviction of law, or failure to comply with the Company’s policies, procedures, or lawful directives, as determined by the Company in the lawful exercise of its business discretion.

protection of the business and affairs of the Company, and, in the event that any such territorial, time or other limitation is found to be unreasonable by a court of competent jurisdiction, you agree (a) to the reduction of any said territorial, time or other limitation, or all of them, to the maximum area, period or scope as such court may determine to be reasonable and (b) that all of the other provisions of this Appendix B shall remain valid, binding and in full force and effect.
3.Relief. You acknowledge and agree that a violation of the restrictions contained in Sections 1 of this Appendix B would result in irreparable injury to the Integer Companies for which there would be no adequate remedy at law and, therefore, if you violate, or attempt to violate, any of these restrictions, you consent to any of the Integer Companies’ seeking an injunction or other equitable relief to prevent you from such violation or attempted violation, in addition to, and not in lieu of, all other remedies available to the Integer Companies in equity or at law.
4.Survival. All of your obligations under this Appendix B will survive the termination of your employment with the Company, regardless of the circumstances of or reason(s) for such termination.
5.Severability. If it is determined by any unit, department or agency of government having jurisdiction, whether federal, state or local, or by a court of competent jurisdiction, that any portion of this Appendix B is invalid, or unenforceable, such determination shall not affect the validity or enforceability of the remainder of this Appendix B or any valid clause of an invalid portion of this Appendix B; and if a restriction provided for in this Appendix B is found by a court of competent jurisdiction to be unenforceable as written, the court shall revise the restriction so as to make it enforceable to protect the Integer Company’s legitimate interest. In this regard, the parties expressly authorize the court to apply, create or modify time, scope or geographic restrictions as needed to make this Appendix B enforceable.